UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2007
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI		48033
(Address of principal executive offices)		(Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Form of Cash-Settled Performance Unit Award Agreement

Section 5 — Corporate Governance and Management
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a) On February 8, 2007, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Lear Corporation (“Lear,” or the “Company”) determined the amount of 2006 bonuses payable to members of Lear’s management under the Lear Corporation Annual Incentive Compensation Plan. Each executive had been assigned a bonus target opportunity under the plan which was a percentage of his annual base salary. The bonus payable for 2006 was based 50% upon whether Lear’s free cash flow reached the applicable thresholds set by the Compensation Committee and 50% upon whether Lear’s operating income, excluding restructuring and other special charges, reached the applicable thresholds. Based on the satisfaction of certain thresholds and the Compensation Committee’s evaluation of certain qualitative factors, the following named executive officers will be paid 2006 bonuses as set forth below. Also, as set forth below, certain of the named executive officers have elected to defer a portion of their 2006 cash bonuses under the Management Stock Purchase Plan which is part of the Lear Corporation Long-Term Stock Incentive Plan (the “LTSIP”) and will receive the following amounts of restricted stock units (before tax withholding) based on such bonus deferrals.

	Amount of	Restricted Stock Units
Named Executive Officer	2006 Bonus Paid in Cash	from 2006 Bonus Deferrals
Robert E. Rossiter, Chairman and Chief Executive Officer	$577,500	10,934

James H. Vandenberghe, Vice Chairman and Chief Financial Officer	$323,756	5,851

Douglas G. DelGrosso, President and Chief Operating Officer	$346,875	4,876

Daniel A. Ninivaggi, Executive Vice President, Secretary and General Counsel	$192,000	5,536
(b) On February 8, 2007, the Compensation Committee also approved awards of cash-settled performance units (“Performance Units”) under the LTSIP to certain officers and key employees for the three-year period ending December 31, 2009. The following targeted awards of Performance Units to the named executive officers were approved:

Named Executive Officer	Performance Units
Robert E. Rossiter	20,250
James H. Vandenberghe	11,250
Douglas G. DelGrosso	11,250
Daniel A. Ninivaggi	8,700
     Each Performance Unit has a value of $30. The number of Performance Units actually earned will depend on the attainment of certain levels (threshold, target or superior) of the Earnings Growth performance measure during the three-year period ending December 31, 2009. “Earnings Growth” means the compounded annual growth rate of Lear’s annual operating income (excluding special items) during the performance period. If any of the levels of performance are attained, Performance Units will be paid out after the end of the performance period. Attainment of the threshold level will result in a payout at 50% of the targeted level; attainment of the target level will result in a payout at 100% of the targeted level; and attainment of the superior level will result in a payout at 150% of the targeted level. A summary of the performance objectives for the 2007-2009 Performance Units follows:
     Earnings Growth:
Threshold: 5% per year average growth

Target: 10% per year average growth

Superior: 15% per year average growth
     The foregoing summary of the terms of the 2007-2009 Performance Unit awards is qualified in its entirety by reference to the form of cash-settled Performance Unit award agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
          (c) Exhibits

10.1	Form of Cash-Settled Performance Unit Award Agreement for the three-year period ending December 31, 2009

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation
Date: February 14, 2007	By:	/s/ Roger A. Jackson
Name: Roger A. Jackson
Title: Senior Vice President - Human
Resources

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Cash-Settled Performance Unit Award Agreement for the three-year period ending December 31, 2009

5